Series Number:  8
For period ending 11/30/12

48)	Investor, A & C
First $1 billion  0.571%
Next $1 billion  0.519%
Next $3 billion 0.489%
Next $5 billion 0.469%
Next $15 billion 0.456%
Next $25 billion 0.454%
Over $50 billion 0.454%

Institutional
First $1 billion 0.371%
Next $1 billion 0.319%
Next $3 billion 0.289%
Next $5 billion 0.269%
Next $15 billion 0.256%
Next $25 billion 0.254%
Over $50 billion 0.254%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   25,485
                                Institutional Class              21,155
           2. Dividends for a second class of open-end company shares
                                A Class                                                                                 866
                                C Class                                                                                 175

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.1511
                               Institutional Class                                                      $0.1629
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1364
        C Class                                            $0.0925

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class           168,259
                              Institutional Class     153,523
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   6,842
                                    C Class                                                             2,146

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $11.89
                                Institutional Class                                $11.89
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $11.89
                                    C Class                                                                 $11.88
Series Number:  10
For period ending 11/30/12

48)	Investor, A & C
First $1 billion  0.701%
Next $1 billion  0.649%
Next $3 billion  0.619%
Next $5 billion  0.599%
Next $15 billion   0.586%
Next $25 billion   0.584%
Over $50 billion   0.584%

Institutional
First $1 billion 0.501%
Next $1 billion 0.449%
Next $3 billion 0.419%
Next $5 billion 0.399%
Next $15 billion 0.386%
Next $25 billion 0.384%
Over $50 billion 0.384%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   5,695
                                Institutional Class              282
           2. Dividends for a second class of open-end company shares
                                A Class                                                                                 2,018
                                C Class                                                                                 573

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.2122
                               Institutional Class                                                      $0.2218
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2004
        C Class                                            $0.1647

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class           28,923
                              Institutional Class     1,377
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   10,694
                                    C Class                                                              3,597

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $9.74
                                Institutional Class                                $9.74
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $9.74
                                    C Class                                                                 $9.73

Series Number:  11
For period ending 11/30/12

48)	Investor, A & C
First $1 billion 0.571%
Next $1 billion 0.519%
Next $3 billion 0.489%
Next $5 billion 0.469%
Next $15 billion 0.456%
Next $25 billion 0.454%
Over $50 billion 0.454%

Institutional
First $1 billion 0.371%
Next $1 billion 0.319%
Next $3 billion 0.289%
Next $5 billion 0.269%
Next $15 billion 0.256%
Next $25 billion 0.254%
Over $50 billion 0.254%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   782
                                Institutional Class              3
           2. Dividends for a second class of open-end company shares
                                A Class                                                                                 262
                                C Class                                                                                 41

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.1682
                               Institutional Class                                                      $0.1799
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1534
        C Class                                            $0.1091

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class           5,326
                              Institutional Class     14
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   1,734
                                    C Class                                                              372

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $12.08
                                Institutional Class                                $12.08
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $12.08
                                    C Class                                                                 $12.08

Series Number:  12
For period ending 11/30/12

48)	Investor, A & C
First $1 billion 0.731%
Next $1 billion 0.679%
Next $3 billion 0.649%
Next $5 billion 0.629%
Next $15 billion 0.616%
Next $25 billion 0.614%
Over $50 billion 0.614%

Institutional
First $1 billion 0.531%
Next $1 billion 0.479%
Next $3 billion 0.449%
Next $5 billion 0.429%
Next $15 billion 0.416%
Next $25 billion 0.414%
Over $50 billion 0.414%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   111
                                Institutional Class              21
           2. Dividends for a second class of open-end company shares
                                A Class                                                                                 136
                                C Class                                                                                 17

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.1524
                               Institutional Class                                                      $0.1637
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1383
        C Class                                            $0.0958

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class           748
                              Institutional Class     130
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   977
                                    C Class                                                              180

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $11.54
                                Institutional Class                                $11.54
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $11.54
                                    C Class                                                                 $11.54